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                        CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the registration statement of Summit Design, Inc. on Form S-8 (File No.s 333-32551 and 333-18063) of our report dated August 21, 1997 on the audit of the financial statements of Simulation Technologies, Corp. as of December 31, 1995 and 1996 and for the six months ended June 30, 1997, which report is included in this report on Form 8-K/A.

                                    COOPERS & LYBRAND L.L.P.

Portland, Oregon
November 12, 1997





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